UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018 (May 25, 2018)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2018, the board of directors (the “Board”) of Molina Healthcare, Inc. (the “Company”) elected Richard Zoretic to serve as a Class II director, effective August 1, 2018, filling an existing vacancy in Class II of the Board. The term of the Class II directors will expire at the Company’s 2019 annual meeting. As of the date of his election, Mr. Zoretic had not been named to any committees of the Board.

There are no arrangements or understandings between Mr. Zoretic and any other persons pursuant to which he was selected as a director, nor are there any transactions that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Zoretic, age 60, retired in May 2014 as Executive Vice President of WellPoint, Inc. and President of its Government Business Division, which includes all operations related to Medicare, Medicaid, National Government Services, and the Federal Employee Program. Prior to joining WellPoint, Mr. Zoretic served as executive vice president and chief operating officer of Amerigroup Corporation, where he was responsible for health plan operations, provider networks, health care economics, health care management services, technology and customer service operations. Mr. Zoretic joined Amerigroup in September 2003 as chief marketing officer and assumed responsibility for all health plan operations in 2005. Mr. Zoretic was appointed chief operating officer in 2007. Prior to Amerigroup, Mr. Zoretic held senior leadership positions at UnitedHealth Group and at MetLife Group, and served as a management consultant in Deloitte Consulting’s health care practice.

Item 7.01. Regulation FD Disclosure.

A copy of the press release relating to Mr. Zoretic’s election to the Board is attached hereto as Exhibit 99.1.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc. dated May 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 29, 2018	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc. dated May 29, 2018.